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                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Jacob Internet Fund Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Jacob Internet Fund Inc. for the period ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Jacob Internet Fund Inc. for the stated period.


/s/ Ryan Jacob                          /s/ Francis Alexander
-------------------------------------   ----------------------------------------
Ryan Jacob                              Francis Alexander
President, Jacob Internet Fund Inc.     Treasurer, Jacob Internet Fund Inc.

Dated: 5/9/07

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Jacob Internet Fund Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.


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